MAXIM SERIES FUND, INC.

                           Maxim Bond Index Portfolio

                                  Annual Report

                                December 31, 2002











This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.

                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                           Maxim Bond Index Portfolio

After the market turbulence experienced in 2001, many hoped and expected that 2002 would bring rationalization and stability to the capital markets. Early in the year, it appeared that perhaps this would come to fruition, but by the time Enron became a household name, it was clear that 2002 had quite a bit of turbulence in store as well. By the end of the year, portfolio managers looked back on what was perhaps the most difficult year in recent history. Accounting scandals, an unprecedented level of corporate credit rating downgrades and subsequent bankruptcy filings left many managers wondering if the markets could perform any more poorly. Indeed, the Lehman U.S. Credit Index finished 2002 with cumulative excess returns of -174 basis points (-1.74%), the fourth worst year on record. Of course all was not lost. Mortgages, treasuries and other rate-sensitive debt instruments performed well in a year of falling interest rates.

Just as in 2001, there were clear cycles of credit performance during the year, with the Credit Index experiencing its second worst month ever in July 2002 (reflecting the height of the Enron scandal) and its best ever month in November 2002 (reflecting renewed optimism that the economy was improving). While it would be expected that this extreme volatility would lead to significant underperformance versus the Lehman Aggregate Bond Index (the "Index"), the Portfolio's tracking error (defined as the total return of the Portfolio minus the total return of the Index) for 2002 was only -2 basis points (-.02%). This was due primarily to corporate credit selection, which helped keep the Portfolio free of the significant credit under-performers of the year.

As of December 31, 2002, the Portfolio had over 130 securities with a market value of roughly $200 million, compared to the Lehman Aggregate Index, which had nearly 7,000 securities with a market value of $7.8 trillion. Looking forward to 2003, we have learned that while it is difficult to predict what the capital markets are going to do next, careful individual security selection will be rewarded. As cash comes into the Portfolio in 2003, we will first invest in the most heavily weighted sectors of the Index, Treasuries and mortgage-backed securities ("AAA" securities), and selectively invest the remaining cash in the corporate bond and ABS sectors as opportunities arise. Applying this market weighting, we expect the Portfolio to continue to perform in line with the Index going forward.

                              Line Graph Comparison

                     Maxim           Lehman

                   Bond Index      Aggregate

                   Portfolio       Bond Index

                   10,000.00       10,000.00
      1993         10,896.00       10,974.90
      1994         10,552.78       10,654.87
      1995         12,316.14       12,623.25
      1996         12,701.64       13,081.60
      1997         13,571.70       14,344.50
      1998         14,532.58       15,590.46
      1999         14,487.53       15,462.62
      2000         16,121.72       17,260.93
      2001         17,334.07       18,717.75
      2002         19,013.75       20,638.19

$19,013.75   Maxim Bond Index Portfolio

$20,638.19  Lehman Aggregate Bond Index

As of 12/31/02

Maxim Bond Index Portfolio
Total Return -

One Year: 9.69%
Five Years: 6.98%
Ten Years: 6.64%

Portfolio Inception: 12/1/92

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Bond Index Portfolio, made at its inception, with the performance of the Lehman Aggregate Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond Index Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                           BOND
                                                                                          INDEX
                                                                                        PORTFOLIO
                                                                                     -----------------
                                                                                     -----------------
ASSETS:
     Investments in securities, market value  (1)                                  $      204,704,657
     Cash                                                                                      54,124
     Collateral for securities loaned                                                      54,046,962
     Dividends and interest receivable                                                      1,912,878
                                                                                     -----------------
                                                                                     -----------------
     Total assets                                                                         260,718,621
                                                                                     -----------------
                                                                                     -----------------

LIABILITIES:

     Due to investment adviser                                                                 86,149
     Payable for investments purchased                                                      4,125,063
     Payable upon return of securities loaned                                              54,046,962
                                                                                     -----------------
                                                                                     -----------------

     Total liabilities                                                                     58,258,174
                                                                                     -----------------
                                                                                     -----------------

NET ASSETS                                                                         $      202,460,447
                                                                                     =================
                                                                                     =================

NET ASSETS REPRESENTED BY:  (See Note 7)
     Capital stock, $.10 par value                                                 $        1,485,322
     Additional paid-in capital                                                           190,076,573
     Net unrealized appreciation on investments                                            10,605,588
     Accumulated net realized gain on investments                                             292,964
                                                                                     -----------------
                                                                                     -----------------

NET ASSETS                                                                         $      202,460,447
                                                                                     =================
                                                                                     =================

NET ASSET VALUE PER OUTSTANDING SHARE                                              $            13.63
                                                                                     =================
                                                                                     =================
(Offering and Redemption Price)  (See Note 7)

SHARES OF CAPITAL STOCK:  (See Note 7)
     Authorized                                                                           200,000,000
     Outstanding                                                                           14,853,218

(1)  Cost of investments in securities:                                            $      194,099,069

See notes to financial statements.

MAXIM SERIES FUND, INC.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                          BOND
                                                                                          INDEX
                                                                                        PORTFOLIO
                                                                                    ------------------
                                                                                    ------------------

INVESTMENT INCOME:
    Interest                                                                      $         9,816,202
    Income from securities lending                                                             60,914
                                                                                    ------------------
                                                                                    ------------------

    Total income                                                                            9,877,116
                                                                                    ------------------
                                                                                    ------------------

EXPENSES:

    Management fees                                                                           898,855
                                                                                    ------------------
                                                                                    ------------------

NET INVESTMENT INCOME                                                                       8,978,261
                                                                                    ------------------
                                                                                    ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                          544,185
    Change in net unrealized appreciation on investments                                    7,238,515
                                                                                    ------------------
                                                                                    ------------------

    Net realized and unrealized gain on investments                                         7,782,700
                                                                                    ------------------
                                                                                    ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $        16,760,961
                                                                                    ==================
                                                                                    ==================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                               BOND INDEX
                                                                               PORTFOLIO
                                                                      ------------------------------
                                                                      ------------------------------
                                                                         2002              2001
                                                                      ------------      ------------
                                                                      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                           $   8,978,261     $  10,027,449
    Net realized gain on investments                                      544,185         3,655,175
    Change in net unrealized appreciation on investments                7,238,515        (1,121,403)
                                                                      ------------      ------------
                                                                      ------------      ------------

    Net increase in net assets resulting from operations               16,760,961        12,561,221
                                                                      ------------      ------------
                                                                      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                         (8,737,865)       (9,848,603)
    From net realized gains                                              (559,157)
                                                                      ------------      ------------
                                                                      ------------      ------------

    Total distributions                                                (9,297,022)       (9,848,603)
                                                                      ------------      ------------
                                                                      ------------      ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                 139,154,284       190,665,217
    Reinvestment of distributions                                       9,297,022         9,848,603
    Redemptions of shares                                             (136,192,102)     (168,479,395)
                                                                      ------------      ------------
                                                                      ------------      ------------

    Net increase in net assets resulting from share transactions       12,259,204        32,034,425
                                                                      ------------      ------------
                                                                      ------------      ------------

    Total increase in net assets                                       19,723,143        34,747,043

NET ASSETS:
    Beginning of period                                               182,737,304       147,990,261
                                                                      ------------      ------------
                                                                      ------------      ------------

    End of period  (1)                                              $ 202,460,447     $ 182,737,304
                                                                      ============      ============
                                                                      ============      ============

OTHER INFORMATION:

SHARES:  (2)

    Sold                                                               10,358,165        14,508,792
    Issued in reinvestment of distributions                               697,076           754,684
    Redeemed                                                          (10,143,463)      (12,825,974)
                                                                      ------------      ------------
                                                                      ------------      ------------

    Net increase                                                          911,778         2,437,502
                                                                      ============      ============
                                                                      ============      ============

(1) Including undistributed net investment income                   $                 $      17,320

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                          Year Ended December 31,
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------
                                           2002 ~       2001 ~       2000 ~        1999 ~       1998 ~
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------
Net Asset Value, Beginning of Period    $     13.11  $     12.86  $     12.28  $      13.01 $      12.86

Income from Investment Operations

Net investment income                          0.21         0.69         0.77          0.70         0.74
Net realized and unrealized gain (loss)        0.56         0.27         0.57         (0.74)        0.15
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Income (Loss) From

    Investment Operations                      0.77         0.96         1.34         (0.04)        0.89
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Less Distributions

From net investment income                    (0.21)       (0.71)       (0.76)        (0.69)       (0.74)
From net realized gains                       (0.04)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Distributions                           (0.25)       (0.71)       (0.76)        (0.69)       (0.74)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Net Asset Value, End of Period          $     13.63  $     13.11  $     12.86  $      12.28 $      13.01
                                          ==========   ==========   ==========   ===========  ===========
                                          ==========   ==========   ==========   ===========  ===========


Total Return                                  9.69%        7.52%       11.28%        (0.31%)       7.08%

Net Assets, End of Period ($000)        $   202,460  $   182,737  $   147,990  $    133,485 $    130,437

Ratio of Expenses to Average Net Assets       0.50%        0.50%        0.50%         0.56%        0.60%

Ratio of Net Investment Income to

    Average Net Assets                        5.01%        5.60%        6.24%         5.56%        5.69%

Portfolio Turnover Rate                      53.33%       56.51%       27.38%       127.95%       59.84%

~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Bond Index Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $14,705,848 and $14,770,271, respectively. For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $85,546,897 and $78,252,285, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $193,824,321. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $10,996,255 and gross depreciation of securities in which there was an excess of tax cost over value of $115,919, resulting in net appreciation of $10,880,336.

5. SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with its custodian, The Bank of New York, effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2002, the Portfolio had securities on loan valued at $52,989,320 and received collateral of $54,046,962 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:

        Ordinary income                                       $    8,656,701       9,848,603
        Long-term capital gain                                       640,321               0
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                              $    9,297,022       9,848,603
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized appreciation on investments                                $  10,880,336
      Undistributed net investment income                                                   0
      Accumulated net realized gain on investments                                    292,964
                                                                                  ------------
                                                                                  ------------
                                                                                $  11,173,300
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales and differing treatments regarding recognition of market discount and original issue discount. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

7. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

The Maxim Series Fund

Bond Index Portfolio

BONDS

AEROSPACE & DEFENSE --- 1.29%
  1,000,000 Lockheed Martin Corp                                       1,126,211
            Notes
            7.250% May 15, 2006

  1,400,000 Northrop Grumman Corp                                      1,521,288
            Notes
            8.625% October 15, 2004

                                                                      $2,647,499

AGENCY --- 45.54%

  2,529,503 Fannie Mae                                                 2,625,313
            6.000% January 1, 2029
  1,022,547 Fannie Mae                                                 1,061,278
            6.000% May 1, 2029
    769,399 Fannie Mae                                                   808,447
            6.000% October 1, 2013
  1,012,483 Fannie Mae                                                 1,079,444
            7.000% May 1, 2011
    722,701 Fannie Mae                                                   789,449
            8.000% November 1, 2022
    146,961 Fannie Mae                                                   158,319
            8.000% December 1, 2012
  1,317,177 Fannie Mae                                                 1,396,265
            6.500% December 1, 2013
  1,135,330 Fannie Mae                                                 1,204,649
            7.000% June 1, 2022
    741,213 Fannie Mae                                                   785,600
            6.500% November 1, 2009
  1,606,384 Fannie Mae                                                 1,667,229
            6.000% July 1, 2029
  1,755,292 Fannie Mae                                                 1,822,427
            5.500% January 1, 2017
    564,552 Fannie Mae                                                   587,191
            6.000% March 1, 2026
  2,751,891 Fannie Mae                                                 2,880,456
            6.500% June 1, 2032
  3,831,264 Fannie Mae                                                 4,023,426
            6.000% July 1, 2017
    570,288 Fannie Mae                                                   595,950
            5.500% March 1, 2014
  1,804,434 Fannie Mae                                                 1,917,775
            7.000% June 1, 2032
  1,501,923 Fannie Mae                                                 1,566,326
            6.500% November 1, 2028
  1,578,689 Fannie Mae                                                 1,649,725
            5.500% May 1, 2014
    486,438 Fannie Mae                                                   512,082
            7.000% July 1, 2029
  2,786,830 Fannie Mae                                                 2,903,659
            6.500% July 1, 2029
    370,719 Fannie Mae                                                   390,263
            7.000% October 1, 2029
  1,909,121 Fannie Mae                                                 2,029,037
            7.000% July 1, 2032
    194,842 Fannie Mae                                                   207,181
            7.000% December 1, 2007
     74,834 Fannie Mae                                                    80,618
            8.000% June 1, 2012
  1,101,965 Fannie Mae                                                 1,156,895
            6.500% December 1, 2023
  2,000,000 Fannie Mae **                                              2,260,726
            6.000% May 15, 2011
    600,000 Fannie Mae **                                                607,636
            5.750% April 15, 2003
  1,000,000 Fannie Mae **                                              1,093,609
            5.500% February 15, 2006
  1,000,000 Fannie Mae **                                              1,173,259
            6.625% September 15, 2009
    600,000 Fannie Mae **                                                679,630
            6.000% May 15, 2008
  1,500,000 Fannie Mae ~ **                                            1,759,737
            6.625% November 15, 2030
  6,000,000 Fannie Mae ~ **                                            6,185,520
            3.500% September 15, 2004
  2,000,000 Fannie Mae ~ **                                            2,043,246
            3.000% June 15, 2004
  3,500,000 Fannie Mae ~ **                                            3,831,751
            5.250% April 15, 2007
    600,000 Federal Home Loan Bank **                                    616,122
            5.125% September 15, 2003
  2,000,000 Federal Home Loan Bank **                                  2,032,428
            4.500% November 15, 2012
  2,000,000 Federal Home Loan Bank ~ **                                2,060,400
            3.250% August 15, 2005
    738,213 Freddie Mac                                                  769,387
            6.500% August 1, 2029
    863,020 Freddie Mac                                                  903,051
            6.000% April 1, 2017
  1,303,632 Freddie Mac                                                1,379,250
            6.500% March 1, 2016
  3,971,612 Freddie Mac                                                4,124,095
            5.500% November 1, 2017
    987,248 Freddie Mac                                                1,028,938
            6.500% July 1, 2029
    170,090 Freddie Mac                                                  180,941
            7.500% August 1, 2030
    914,980 Freddie Mac                                                  972,167
            7.000% May 1, 2032
  5,483,011 Freddie Mac                                                5,713,920
            6.500% November 1, 2032
  1,343,796 Freddie Mac                                                1,400,621
            6.000% March 1, 2031
    933,275 Freddie Mac                                                  996,302
            7.500% May 1, 2027
  1,413,771 Freddie Mac                                                1,502,131
            7.000% July 1, 2032
  4,000,000 Freddie Mac                                                4,147,600
            5.500% April 19, 2016
  3,000,000 Freddie Mac                                                3,080,223
            5.000% December 1, 2017
    359,651 Freddie Mac                                                  373,083
            6.000% April 1, 2029
  1,613,955 Freddie Mac                                                1,682,111
            6.500% April 1, 2029
    202,965 Freddie Mac                                                  214,217
            6.000% February 1, 2011
  1,000,000 Freddie Mac **                                             1,110,107
            5.950% January 19, 2006
    600,000 Freddie Mac ~ **                                             654,356
            5.125% October 15, 2008
    671,679 Ginnie Mae                                                   717,054
            7.000% July 15, 2025
    463,025 Ginnie Mae                                                   494,246
            7.500% November 15, 2029
    126,770 Ginnie Mae                                                   135,349
            7.000% January 15, 2023
    319,220 Ginnie Mae                                                   342,359
            7.500% December 15, 2025
    153,591 Ginnie Mae                                                   164,725
            7.500% November 15, 2025
    204,257 Ginnie Mae                                                   218,079
            7.000% February 15, 2023
     30,639 Ginnie Mae                                                    32,713
            7.000% March 15, 2023
    314,009 Ginnie Mae                                                   336,771
            7.500% September 15, 2025
     42,421 Ginnie Mae                                                    45,448
            8.000% April 15, 2007
     32,314 Ginnie Mae                                                    34,620
            8.000% June 15, 2007
  1,056,554 Ginnie Mae                                                 1,110,292
            6.500% June 15, 2029
     20,630 Ginnie Mae                                                    21,911
            8.000% August 15, 2006
    305,766 Ginnie Mae                                                   339,990
            9.000% April 15, 2021
    258,871 Ginnie Mae                                                   288,064
            9.000% January 15, 2017
     37,402 Ginnie Mae                                                    40,071
            8.000% March 15, 2007
     19,671 Ginnie Mae                                                    21,074
            8.000% January 15, 2007
     28,515 Ginnie Mae                                                    30,285
            8.000% December 15, 2006
    364,738 Ginnie Mae II                                                388,813
            7.500% December 20, 2029
                                                                     $93,237,432

AIRLINES --- 0.51%

  1,000,000 Delta Air Lines Inc                                        1,056,250
            Pass Thru Certificates
            6.718% January 2, 2023

                                                                      $1,056,250

AUTOMOBILES --- 0.47%

  1,200,000 Ford Motor Co                                                956,800
            Bonds
            6.625% October 1, 2028

                                                                        $956,800

BANKS --- 1.63%

  1,000,000 Bank of America Corp ~                                     1,058,275
            Notes
            4.750% October 15, 2006

  1,000,000 Suntrust Bank-Central Florida                              1,147,407
            Subordinated Notes
            6.900% July 1, 2007

  1,000,000 Wells Fargo & Co                                           1,120,899
            Subordinated Notes
            6.875% April 1, 2006

                                                                      $3,326,581

BROADCAST/MEDIA --- 2.07%

  1,000,000 Gannett Co Inc                                             1,058,297
            Notes
            4.950% April 1, 2005

  1,300,000 News America Inc                                           1,393,318
            Senior Notes
            6.625% January 9, 2008

  1,500,000 Viacom Inc Class B                                         1,782,068
            Company Guaranteed Notes
            7.700% July 30, 2010

                                                                      $4,233,683

CANADIAN - FEDERAL --- 0.55%
  1,000,000 Government of Canada ~                                     1,132,843
            Bonds
            6.750% August 28, 2006

                                                                      $1,132,843

CANADIAN - PROVINCIAL --- 1.23%
  1,300,000 Province of Ontario ~                                      1,404,803
            Bonds
            7.625% June 22, 2004

  1,000,000 Province of Quebec                                         1,112,044
            Senior Unsubordinated Notes
            5.750% February 15, 2009

                                                                      $2,516,847

CHEMICALS --- 0.57%

  1,000,000 EI du Pont de Nemours & Co                                 1,176,473
            Notes
            6.875% October 15, 2009

                                                                      $1,176,473

COMMERCIAL MORTGAGE BACKED --- 2.04%
    747,698 Commercial Mortgage Acceptance Corp                          821,862
            Series 1999-C1 Class A1
            6.790% June 15, 2031

  1,000,000 Merrill Lynch Mortgage Investors Inc                       1,104,447
            Series 1998-C2 Class A2
            6.390% February 15, 2030

  2,000,000 Morgan Stanley Dean Witter Capital I                       2,245,991
            Series 1999-CAM1 Class A3
            6.920% March 15, 2032

                                                                      $4,172,300

CONGLOMERATES --- 0.52%

  1,000,000 3M Co                                                      1,057,099
            Notes
            4.150% June 30, 2005

                                                                      $1,057,099

ELECTRIC COMPANIES --- 1.17%
  1,000,000 Baltimore Gas & Electric Co                                1,047,120
            Notes
            5.250% December 15, 2006

  1,300,000 Niagara Mohawk Power Corp                                  1,346,898
            1st Mortgage
            7.875% April 1, 2024

                                                                      $2,394,018

FINANCIAL SERVICES --- 3.77%
  1,500,000 American General Finance Corp                              1,614,683
            Notes
            5.875% July 14, 2006

  2,000,000 Citigroup Inc                                              2,244,002
            Notes
            6.500% January 18, 2011

  1,500,000 General Electric Capital Corp                              1,742,300
            Notes
            7.375% January 19, 2010

  1,000,000 General Motors Acceptance Corp                             1,016,126
            Notes
            6.125% September 15, 2006

  1,000,000 Goldman Sachs Group Inc                                    1,102,263
            Notes
            6.650% May 15, 2009

                                                                      $7,719,374

FOOD & BEVERAGES --- 1.95%
  1,000,000 Anheuser-Busch Co Inc                                      1,047,605
            Debentures
            5.950% January 15, 2033

  1,500,000 ConAgra Foods Inc                                          1,813,980
            Notes
            7.875% September 15, 2010

  1,000,000 Kellogg Co                                                 1,126,245
            Notes
            6.600% April 1, 2011

                                                                      $3,987,830

FOREIGN BANKS --- 2.10%
  1,300,000 Abbey National PLC                                         1,427,924
            Subordinated Notes
            6.690% October 17, 2005

  1,300,000 African Development Bank ~                                 1,517,745
            Subordinated Notes
            6.875% October 15, 2015

  1,200,000 National Australia Bank                                    1,350,578
            Subordinated Notes
            6.600% December 10, 2007

                                                                      $4,296,247

FOREIGN GOVERNMENTS --- 0.49%
  1,000,000 Government of Sweden                                       1,007,991
            Notes
            6.500% March 4, 2003

                                                                      $1,007,991

GOLD, METALS & MINING --- 0.58%
  1,000,000 Alcoa Inc                                                  1,182,055
            Notes
            7.375% August 1, 2010

                                                                      $1,182,055

HOUSEHOLD GOODS --- 0.58%
  1,000,000 Procter & Gamble Co                                        1,179,537
            Unsubordinated Notes
            6.875% September 15, 2009

                                                                      $1,179,537

INSURANCE RELATED --- 0.53%
  1,000,000 MetLife Inc                                                1,079,362
            Senior Notes
            6.125% December 1, 2011

                                                                      $1,079,362

OIL & GAS --- 0.69%
  1,300,000 Kinder Morgan Inc                                          1,421,583
            Senior Notes
            6.800% March 1, 2008

                                                                      $1,421,583

OTHER ASSET-BACKED --- 1.31%
  1,500,000 Citibank Credit Card Master Trust I                        1,556,571
            Series 1998-9 Class A
            5.300% January 9, 2006

  1,035,000 Comed Transitional Funding Trust                           1,129,515
            Series 1998-1 Class A6
            5.630% June 25, 2009

                                                                      $2,686,086

PAPER & FOREST PRODUCTS --- 0.70%
  1,300,000 Union Camp Corp                                            1,437,901
            Notes
            6.500% November 15, 2007

                                                                      $1,437,901

RAILROADS --- 0.56%

  1,000,000 Union Pacific Corp                                         1,138,823
            Notes
            6.790% November 9, 2007

                                                                      $1,138,823

RETAIL --- 1.24%

  1,000,000 Albertson's Inc ~                                          1,150,516
            Senior Notes
            7.500% February 15, 2011

  1,300,000 Wal-Mart Stores Inc                                        1,395,122
            Notes
            7.500% May 15, 2004

                                                                      $2,545,638

SUPRANATIONALS --- 0.51%

  1,000,000 Inter-American Development Bank ~                          1,034,941
            Senior Notes
            3.875% September 27, 2004

                                                                      $1,034,941

U.S. GOVERNMENTS --- 22.00%

  3,000,000 United States of America                                   3,134,883
            5.250% February 15, 2029
  5,400,000 United States of America                                   6,756,118
            6.750% August 15, 2026
  1,000,000 United States of America ~                                 1,027,070
            3.375% April 30, 2004
  2,000,000 United States of America ~                                 2,171,796
            4.875% February 15, 2012
  6,400,000 United States of America ~                                 7,261,243
            5.500% May 15, 2009
  3,800,000 United States of America ~                                 4,166,936
            5.000% August 15, 2011
  3,000,000 United States of America ~                                 3,316,290
            5.750% November 15, 2005
  6,500,000 United States of America ~                                 7,010,354
            4.625% May 15, 2006
  3,000,000 United States of America ~                                 3,066,327
            2.875% June 30, 2004
  5,000,000 United States of America ~                                 5,062,890
            2.750% October 31, 2003
  2,000,000 United States of America ~                                 2,051,954
            4.250% November 15, 2003
                                                                     $45,025,861

UTILITIES --- 0.52%

  1,000,000 ONEOK Inc                                                  1,067,038
            Senior Notes
            7.125% April 15, 2011

                                                                      $1,067,038

TOTAL BONDS --- 95.12%                                              $194,718,092
(Cost $184,112,504)

SHORT-TERM INVESTMENTS

  4,196,000 Fannie Mae                                                 4,188,690
               1.300%, February 19, 2003
  5,798,000 Freddie Mac                                                5,797,875
               0.760%, January 2, 2003

TOTAL SHORT-TERM INVESTMENTS --- 4.88%                                $9,986,565
(Cost $9,986,565)

TOTAL BOND INDEX PORTFOLIO --- 100%                                 $204,704,657
(Cost $194,099,069)


Legend

~  A portion or all of the security is on loan at December 31, 2002.
** Security is an agency note with maturity date and interest rate indicated. See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim Bond Index Portfolio were:

            For:       136,497,955.048
            Against:   642,270.318
            Abstain*:  513,816.634


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Bond Index Portfolio were:

PROPOSAL #3
            For:       136,233,659.75
            Against:   1,422,773.84
            Abstain*:  5,054.61

PROPOSAL #4
            For:       136,233,463.83
            Against:   1,422,773.84
            Abstain*:  5,250.52

PROPOSAL #5a
            For:       136,232,993,64
            Against:   1,421,128.15
            Abstain*:  7,366.40

PROPOSALS #5b, 5d, 5e, 6d
            For:       136,235,109.52
            Against:   1,421,128.15
            Abstain*:  5,250.52

PROPOSAL #5c
            For:       136,235,540.53
            Against:   1,420,893.05
            Abstain*:  5,054.61

PROPOSAL #5f
            For:       136,235,344,62
            Against:   1,420,893.05
            Abstain*:  5,250.52

PROPOSAL #5g
            For:       136,232.993.64
            Against:   1,421,128.15
            Abstain*:  7,366.40

PROPOSAL #5h
            For:       136,232,053.24
            Against:   1,422,068.54
            Abstain*:  7,366.40

PROPOSAL #6a
            For:       136,231,661.41
            Against:   1,422,460.37
            Abstain*:  7,366.40

PROPOSAL #6b
            For:       136,230,584.92
            Against:   1,423,635.86
            Abstain*:  7,366.40

PROPOSAL #6c
            For:       136,232,562.62
            Against:   1,423,675.05
            Abstain*:  5,250.52

PROPOSAL #6e
            For:       136,233,894.84
            Against:   1,422,342.82
            Abstain*:  5,250.52

PROPOSAL #6f
            For:       136,230,721.02
            Against:   1,423,400.76
            Abstain*:  7,366.40

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.